SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 24, 2025

Northwest Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-34582	27-0950358
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3 Easton Oval Suite 500	Columbus	Ohio	43219
(Address of principal executive office)			(Zip code)

(814) 726-2140
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

    Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

    Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, 0.01 Par Value	NWBI	NASDAQ Stock Market, LLC

Indicate by a check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange act. ☐

Item 2.02                                           Results of Operations and Financial Condition

    On January 24, 2025, Northwest Bancshares, Inc. issued a press release announcing its financial results for the three and nine month period ended December 31, 2024 (the "Press Release"), and posted on its website its third quarter 2024 supplemental earnings release presentation (the "Supplemental Earnings Release Presentation"). The Press Release and Supplemental Earnings Release Presentation are being furnished as Exhibit 99.1 and Exhibit 99.2, respectively.

The information in the preceding paragraph, as well as Exhibit 99.1 and Exhibit 99.2 referenced therein, is being furnished to the SEC and shall not be deemed “filed” for any purpose.

Important Additional Information about the Merger

This communication does not constitute an offer to sell or the solicitation of an offer to buy securities of Northwest Bancshares, Inc. (“Northwest”). Northwest will file a registration statement on Form S-4 and other documents regarding the proposed merger with Penns Woods Bancorp, Inc. (“Penns Woods”) with the Securities and Exchange Commission (“SEC”). The registration statement will include a proxy statement/prospectus which will be sent to the shareholders of Penns Woods in advance of its special meetings of shareholders to be held to consider the proposed merger. Investors and security holders are urged to read the proxy statement/prospectus and any other relevant documents to be filed with the SEC in connection with the proposed transaction because they contain important information about Northwest, Penns Woods and the proposed merger.

Investors and security holders may obtain a free copy of these documents (when available) through the website maintained by the SEC at www.sec.gov. These documents may also be obtained, free of charge, on Northwest’s website at https://investorrelations.northwest.bank under the tab “SEC Filings” or by contacting Northwest’s Investor Relations Department at: Northwest Bancshares, Inc., 3 Easton Oval Street Suite 500, Columbus, Ohio 43219, Attn: Investor Relations.

Northwest, Penns Woods, and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Penns Woods in connection with the proposed merger. Information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the proxy statement/prospectus regarding the proposed merger when it becomes available. Additional information about the directors and executive officers of Northwest is set forth in the proxy statement for Northwest’s 2024 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 8, 2024.

Item 9.01                                           Financial Statements and Exhibits

(a)                                 Not applicable

(b)                                 Not applicable

(c)                                  Not applicable

(d)                                 Exhibits

Exhibit No.	Description

99.1	Press release dated January 24, 2025
99.2	Supplemental Earnings Release Presentation reviewed during the conference call
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NORTHWEST BANCSHARES, INC.

Date:	January 24, 2025	By:	/s/ Douglas M. Schosser
Douglas M. Schosser
Chief Financial Officer